EXHIBIT 99
MONTHLY OPERATING REPORT
CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	May 15, 2003	to	May 31, 2003

Mark One Box For Each Required Report/Document

This Report is Due 15 Days After the End of the Month.
The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)
X		Profit and Loss Statement (FORM 2-C)
X		Cash Receipts & Disbursements Statement (FORM 2-D)
X		Supporting Schedules (FORM 2-E)
X		Narrative (FORM 2-F)
	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	July 14, 2003		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Mickey W. Crane Mickey W. Crane
			Position:	Director of Accounting
			Phone:	662.746.4131

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	-	-	-	-	-	-	-
Inventories:
Finished products	39,612	44,783	-	-	-	-	-	-	-
Raw materials	5,958	6,660	-	-	-	-	-	-	-
Replacement Parts	31,991	31,195	-	-	-	-	-	-	-
Prepaid expenses and other current assets	7,801	9,199	-	-	-	-	-	-	-
Deferred income taxes	5,388	6,474	-	-	-	-	-	-	-
Total current assets	132,784	142,339	-	-	-	-	-	-	-

Investments in affiliates	110,706	111,126	-	-	-	-	-	-	-
Other assets	26,688	27,738	-	-	-	-	-	-	-
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	-	-	-	-	-	-	-
	$ 568,014	$ 576,846	$ -	$ -	$ -	$ -	$ -	$ -	$ -
LIABILITES AND SHAREHOLDERS' EQUITY
Current liabilites:
Long-term debt due within one year
Accounts payable	$ (0)	$ 12,276	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accrued liabilities	614	1,780	-	-	-	-	-	-	-
Deferred income taxes	0	0
Total current liabilities	614	14,056	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Secured	159,033	159,729	-	-	-	-	-	-	-
Priority	11,063	9,566	-	-	-	-	-	-	-
Unsecured	300,030	301,021	-	-	-	-	-	-	-
	470,126	470,316	-	-	-	-	-	-	-

Long-term debt
Other long-term liabilities and deferred credits	15,197	14,289	-	-	-	-	-	-	-
Deferred income taxes

Shareholders' equity:
Common stock	280	280	-	-	-	-	-	-	-
Additional paid-in capital	306,063	306,063	-	-	-	-	-	-	-
Retained earnings	(196,012)	(200,050)	-	-	-	-	-	-	-
Accumulated other comprehensive income (loss)	221	367	-	-	-	-	-	-	-
Treasury stock, at cost	(28,474)	(28,474)	-	-	-	-	-	-	-
Total Shareholders' equity	82,078	78,185	-	-	-	-	-	-	-
	$ 568,014	$ 576,846	$ -	$ -	$ -	$ -	$ -	$ -	$ -

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE
(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03
Revenues:
Net sales	$ 379,708	$ 18,651	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other revenue	1,331	184	-	-	-	-	-	-	-
	381,039	18,834	-	-	-	-	-	-	-

Operating expenses:
Cost of products sold	368,401	20,813	-	-	-	-	-	-	-
Selling, general and administrative	28,082	1,828	-	-	-	-	-	-	-
Impairment of long-lived assets	70,889	-	-	-	-	-	-	-	-
Idle plant cost	14,107	358	-	-	-	-	-	-	-
	481,480	23,000	-	-	-	-	-	-	-

Operating income	(100,441)	(4,166)	-	-	-	-	-	-	-

Other (expense) income:
Interest, net	26,475	1,741	-	-	-	-	-	-	-
Other	(5,023)	191	-	-	-	-	-	-	-

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	-	-	-	-	-	-	-

Reorganization items:
Legal & professional fees	2,794	-
Financing fees	-	-
Bankruptcy trustee fees	-	-
Settlements with customers and vendors	-	-
Rejected executory contracts	-	-
	2,794	-	-	-	-	-	-	-	-

(Loss) income before income taxes	(124,687)	(6,097)	-	-	-	-	-	-	-

Income tax (benefit) expense	(31,908)	(2,059)	-	-	-	-	-	-	-

Net (loss) income	$ (92,779)	$ (4,038)	$ -	$ -	$ -	$ -	$ -	$ -	$ -

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03
Beginning Cash Balance	$ 2,126	$ 2,441	$ 2,441	$ 2,441	$ 2,441	$ 2,441	$ 2,441	$ 2,441

Operating Receipts
Deposits	17,576
Intercompany Transfers	28,352
Total Cash Receipts	45,928	-	-	-	-	-	-	-

Operating Disbursements:
Raw Material Purchases	3,719
Natural Gas	9,322
Payroll & Benefits	2,409
Taxes	809
Interest	-
Capital Expenditures	-
Debtor/Creditor Fees	-
Reorganization	698
Intercompany Transfer	28,352
Other	837
Total Operating Disbursements	46,146	-	-	-	-	-	-	-

Net Cash Flows from Operations	(218)	-	-	-	-	-	-	-

Negative Cash Balance Reclassified to Payables	532

Net DIP Advances (Payments)

Ending Cash Balances	$ 2,441	$ 2,441	$ 2,441	$ 2,441	$ 2,441	$ 2,441	$ 2,441	$ 2,441

Loan Balances
DIP Balance, Beginning	-	-	-	-	-	-	-	-
Net DIP Advances (Payments)	-	-	-	-	-	-	-	-
DIP Balance, Ending	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-
Total DIP Loans	-	-	-	-	-	-	-	-

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 56,500	$ 56,500	$ 56,500	$ 56,500	$ 56,500	$ 56,500
Estimated	56,500
Payment	-
Ending Balance	$ 56,500	$ 56,500	$ 56,500	$ 56,500	$ 56,500	$ 56,500	$ 56,500	$ 56,500

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: May 15, 2003 to May 31, 2003

	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 2,126	$ 1,724	$ -	$ 75	$ 38	$ 0	$ 176	$ 81	$ 2	$ 29	0

Operating Receipts
Deposits	17,576				10,491		2,685	4,400
Intercompany Deposits	28,352	16,207		6,200	1,718	3	392	891		2,941
Total Cash Receipts	45,928	16,207	-	6,200	12,210	3	3,076	5,291	-	2,941	-

Operating Disbursements:
Raw Material Purchases	3,719	0		76	3,105		537			1
Natural Gas	9,322	-		6,008			19	350		2,945
Payroll & Benefits	2,409	2,190		15	0	8	48	143		4
Taxes	809	665		75	1	3	1	62		1
Interest	-
Capital Expenditures	-
Debtor/Creditor Fees	-
Reorganization	698	698
Intercompany Payments	28,352	12,145			9,156		2,690	4,361
Other	837	40	1	117	268	3	3	401	2	1
Total Operating Disbursements	46,146	15,739	1	6,292	12,530	14	3,298	5,317	2	2,952	-

Net Cash Flows from Operations	(218)	468	(1)	(92)	(321)	(11)	(222)	(27)	(2)	(11)	-

Negative Cash Balance Reclassified to Payables	532	90	1	18	324	10	52	37	0	0	0

Net DIP Advances (Payments)	-

Ending Cash Balances	$ 2,441	$ 2,282	$ -	$ 1	$ 42	$ -	$ 6	$ 92	$ 0	$ 18	$ -
	2,441	2,282,161.51	-	1,300.00	41,538.90	-	6,000.00	92,003.88	-	17,511.57	0
	-	-	-	(0)	0	-	0	(0)	(0)	0	-
Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	-	-	-	-	-	-	-	-	-	-	-
DIP Balance, Ending	-	-	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Trustee Fees (Dollars):
Beginning Balance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Estimated	56,500	10,000	250	10,000	10,000	250	8,000	10,000	250	7,500	250
Payment	-
Ending Balance	$ 56,500	$ 10,000	$ 250	$ 10,000	$ 10,000	$ 250	$ 8,000	$ 10,000	$ 250	$ 7,500	$ 250

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: May 15, 2003 to May 31, 2003
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (0)	$ (0)
FICA	0	0
FUTA	1	1
SIT	(0)	(0)
SUTA	2	2
Other	386	386
A/P Trade	2,175	2,175
A/P Received not paid	5,481	5,481
A/P Consignment parts	64	64
A/P Freight	299	299
A/P Contract retention	-
A/P Competitive discounts	36	36
A/P Medical claims - IBNR	(0)	(0)
A/P Other	4,773	4,773
Employee benefits & withholdings	854	854
Accrued taxes - Federal & State	0	0
Accrued interest	1,375	1,375

	$ 15,446	$ 15,446	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 39,969	39,763	224	35	(53)
A/R Miscellaneous Billings	750	745	2	2	2
A/R Other	1,234	1,234
Notes Receivable-Employees	7	7
	$ 41,961	$ 41,749	$ 226	$ 37	$ (51)

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: May 15, 2003 to May 31, 2003
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 1,000,000	07/01/03	Yes

Workers' Compensation	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 1,000,000	07/01/03	Yes

General Liability	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 2,000,000	07/01/03	Yes

Automobile Liability	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 2,000,000	07/01/03	Yes

Pollution Legal Liability	American International SLIC Arthur J. Gallagher & Co.	$ 2,000,000	07/01/03	Yes

Maritime Liability	American Home Assurance Company Arthur J. Gallagher & Co.	$ 2,000,000	07/01/03	Yes

Directors & Officers Liability	Federal Insurance Company Marsh, Chicago	$ 15,000,000	07/01/03	Yes

Fiduciary Liability	Federal Insurance Company Marsh, Chicago	$ 10,000,000	07/01/03	Yes

Excess Liability (1st Layer)	National Union Fire Insurance Company Arthur J. Gallagher & Co.	$ 25,000,000	07/01/03	Yes

Excess Liability (2nd Layer)	XL Insurance Company Limited Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)	$100,000,000	07/01/03	Yes

Excess Liability (3rd Layer)	Starr Excess Arthur J. Gallagher & Co.	$ 50,000,000	07/01/03	Yes

Property/Time Element insurance	Lloyd's of London and others Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solution	$300,000,000	07/01/03	Yes

Transit Insurance	St. Paul Fire & Marine Insurance Company Marsh, Chicago	$ 10,000,000	Until Cancelled	Yes

Crime insurance	Federal Insurance Company Marsh, Chicago	$ 5,000,000	07/01/03	Yes

Political Risk	Lloyd's of London and others Arthur J. Gallagher & Co.	$364,015,278	07/01/05	Yes

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: May 15, 2003 to May 31, 2003
Case Number: 03-2984WEE

DISCUSSION
No items of significance to report for the period May 15, 2003 through May 31, 2003.